Exhibit 10.6

Return To:

TNP SRT Constitution Trail, LLC

c/o Thompson National Properties, LLC

1900 Main Street, Ste. 700

Irvine, CA 92614

Prepared By:

Rebecca K. Hamrin

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, WI 53202

TAX I.D. # See Exhibit A

ASSIGNMENT OF MORTGAGE

For good and valuable consideration M&I Marshall & Ilsley Bank (“Assignor”) does hereby grant, bargain, sell, assign, transfer and set over unto TNP SRT Constitution Trail, LLC, a Delaware limited liability company (“Assignee”), whose address is above, without recourse, representations or warranties of any kind whatsoever, all of the Assignor’s right, title and interest in and to that certain Construction Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing made by Constitution Trail, LLC, a Nebraska limited liability company (“Borrower”) in favor of Assignor dated October 13, 2006, which said Mortgage was RECORDED on October 20, 2006, in the RECORDER’S office of the County of McLean in the State of Illinois as File Number 2006-00029354, as modified by the following:

(a) Loan Modification Agreement dated October 2, 2007, by and between Constitution Trail, LLC, Roger S. “Steve” Clary, Terry L. Clauff, David Rose, and Assignor, and RECORDED on October 18, 2007, in the RECORDER’S office of the County of McLean in the State of Illinois as File Number 2007-00028803;

(b) Unrecorded Second Loan Modification Agreement dated October 12, 2009, by and between Constitution Trail, LLC and Assignor; and

(c) Modification to Construction Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing and Assignment of Rents and Leases dated January 12, 2010, by and between Constitution Trail, LLC and Assignor, and RECORDED on March 26, 2010 in the RECORDER’S office of the County of McLean in the State of Illinois as File Number 2010-00006043.

Which said Mortgage, together with the principal note therein described, and the money due or to become due thereon with the interest thereon, subject only to the provisions in said Mortgage, and which Mortgage encumbers the real property described on Exhibit A attached hereto.

In Witness Whereof, the undersigned has executed this instrument by its duly authorized officer, this 28 day of June, 2011.

M&I MARSHALL & ILSLEY BANK

By:	/s/ Michael Martinez
Name:	Michael Martinez
Title:	AVP

By:	/s/ Daniel P. Nillen
Name:	Daniel P. Nillen
Title:	Regional SVP

STATE OF Arizona
COUNTY OF Maricopa

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, certify that, Michael Martinez and Daniel Nillen, as AVP and SVP, respectively, of M&I Marshall & Ilsley Bank, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that they signed, sealed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

Given under my hand and notarial seal, this 28 day of June, 2011.

/s/ Bethanie M. Anderson
Notary Public
My commission expires: 7/16/14

EXHIBIT A

Legal Description of Mortgaged Property

TRACT NO. 1:

Lots 1, 2, 3, 6 and 8 and Outlots 5, 7, 12 and 500, 502, 503 and 504 in the Constitution Trail Subdivision, according to the Plat thereof recorded August 7, 2007 as Document Number 2007-21949, in McLean County, Illinois.

EXCEPTING: The Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in McLean County, Illinois.

EXCEPTING:

The Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLean County, Illinois.

EXCEPTING:

The First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 2:

Lot 10 and Outlot 508 in the Second Addition to Constitution Trail Centre a Planned Unit. Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in McLean County, Illinois.

TRACT NO. 3:

OutLot 509 in the Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLean County, Illinois.

TRACT NO. 4:

Lot 20 and Outlots 506 and 507 in the First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 5:

Lots 9 and Outlot 510 in the Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

14-16-454-001 Lot 1;

14-16-454-002 Lot 2;

14-16-454-004 Lot 3;

14-16-380-001 Lot 6;

14-16-379-004 Lot 8;

14-16-380-002 Outlot 5;

14-16-379-005 Outlot 7;

14-16-379-001 Outlot 12;

14-16-454-003 Outlot 500;

14-16-326-003 Outlot 502;

14-16-326-002 Outlot 503;

14-16-404-001 and 14-16-404-002 Outlot 504 and as underlying land No. for Lot 20 and Outlots 506 and 507;

14-16-379-006 and 14-16-379-007 Underlying lands - Lot 10 and Outlot 508 and as unlying lands No. for Lot 9 and Outlots 510

14-16-405-001 Underlying lands 0 Lot 509